Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

June 30, 2013

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2013
(unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	7
Pro Forma Financial Information for Discontinued Operations	8
Net Operating Income	9
Adjusted EBITDA	10
Consolidated Statements of Funds from Operations	11-12
Additional Disclosures	13

Leasing Data
Tenant Concentration - Top Twenty Five Tenants	14
Recent Leasing Activity	15
Shopping Center Lease Expiration Schedule	16

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	17
Property Status Report	18-25
Real Estate Acquisitions and Dispositions	26-27
Real Estate Developments and Redevelopments	28

Debt Schedules
Debt Summary	29
Consolidated Debt Maturity Schedule	30
Consolidated Debt Summary	31-32

Unconsolidated Joint Venture Supplemental Data	33-35

EQUITY ONE, INC.
DISCLOSURES
As of June 30, 2013

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K for the year ended December 31, 2012, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We make certain adjustments to EBITDA, which we refer to as adjusted EBITDA, to account for items we do not believe are representative of ongoing operating results. Given the nature of our business as a real estate owner and operator, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.
Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” We also believe that Recurring FFO is a useful measure of our core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.
FFO and Recurring FFO are presented to assist investors in analyzing our operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (loss) (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income (loss) is the most directly comparable GAAP measure to FFO and Recurring FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands, except per share data)

	For the three months ended		For the six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Summary Financial Results
Total revenues*	$86,191	$82,727	$174,639	$165,794
Adjusted EBITDA* (see page 10)	$55,131	$49,663	$110,906	$99,789
Property net operating income* (see page 9)	$61,684	$60,181	$125,695	$119,762
General & administrative expenses (G&A)* - Adjusted (1)	$8,719	$9,744	$17,312	$19,872
Net income attributable to Equity One	$33,638	$2,268	$58,231	$21,250
Earnings per diluted share	$0.28	$0.02	$0.49	$0.18
Funds from operations (FFO) (see page 11)	$36,766	$34,316	$76,735	$67,558
FFO per diluted share (see page 12)	$0.28	$0.28	$0.60	$0.54
Recurring FFO (see page 11)	$39,678	$34,591	$80,633	$68,918
Recurring FFO per diluted share (see page 12)	$0.31	$0.28	$0.63	$0.55
Total dividends paid per share	$0.22	$0.22	$0.44	$0.44
Weighted average diluted shares used in EPS computations	117,749	113,210	117,535	112,940
Weighted average diluted shares used in FFO computations (2)	129,107	124,567	128,893	124,298

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 18-25)	91.5%	91.8%	91.5%	91.8%
Same-property shopping center portfolio occupancy at end of period (3)	91.4%	91.9%	91.4%	91.9%
Same-property NOI growth - cash basis (see page 9)	3.1%	0.7%	3.1%	2.7%
NOI margin (see page 9)	72.0%	73.2%	72.3%	72.8%
Expense recovery ratio*	85.9%	84.5%	85.2%	81.9%
New, renewal and option rent spread - cash basis (see page 15)	12.5%	6.5%	11.3%	5.1%
Adjusted G&A expense to total revenues (1)	10.1%	11.8%	9.9%	12.0%
Net debt to total market capitalization (see page 6)	33.3%	33.9%	33.3%	33.9%
Net debt to Adjusted EBITDA (see page 10)	6.7	6.9	6.7	6.9
Adjusted EBITDA to interest expense* (see page 10)	3.3	2.8	3.2	2.8
Adjusted EBITDA to fixed charges* (see page 10)	2.9	2.5	2.9	2.5

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended June 30, 2013 and 2012 deducts $1.0 million and $0.7 million, respectively, for external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs. G&A expenses for the six months ended June 30, 2013 and 2012 deducts $1.3 million and $2.0 million, respectively, for external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs.
(2) Weighted average diluted shares for the three and six months ended June 30, 2013 and 2012 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same property basis is provided for only those properties that were owned and operated for the entirety of both periods being compared, excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2013 and December 31, 2012 and 2011 (unaudited)
(in thousands)

	June 30, 2013	December 31, 2012	December 31, 2011
Assets
Properties:
Income producing	$3,101,092	$3,048,925	$2,716,406
Less: accumulated depreciation	(342,589)	(315,242)	(258,638)
Income producing properties, net	2,758,503	2,733,683	2,457,768
Construction in progress and land held for development	101,140	108,712	111,836
Properties held for sale	20,662	165,136	240,971
Properties, net	2,880,305	3,007,531	2,810,575

Cash and cash equivalents (1)	36,165	27,858	103,524
Accounts and other receivables, net	14,885	14,320	17,790
Investments in and advances to unconsolidated joint ventures	76,128	72,171	50,158
Loans receivable, net	131,332	140,708	45,279
Goodwill	6,889	6,889	7,420
Other assets	240,908	233,191	187,825
Total assets	$3,386,612	$3,502,668	$3,222,571

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$411,417	$439,156	$452,915
Unsecured senior notes payable	731,136	731,136	691,136
Term loan	250,000	250,000	—
Unsecured revolving credit facilities	125,000	172,000	138,000
	1,517,553	1,592,292	1,282,051
Unamortized premium on notes payable, net	5,762	7,058	8,043
Total notes payable	1,523,315	1,599,350	1,290,094

Accounts payable and other liabilities	217,286	260,352	222,359
Liabilities associated with properties held for sale	75	3,920	47,403
Deferred tax liability	12,098	12,016	14,709
Total liabilities	1,752,774	1,875,638	1,574,565

Redeemable noncontrolling interests	3,219	22,551	22,804

Total stockholders’ equity of Equity One, Inc.	1,422,902	1,396,726	1,417,316

Noncontrolling interests	207,717	207,753	207,886

Total liabilities, redeemable noncontrolling interests and equity	$3,386,612	$3,502,668	$3,222,571

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of June 30, 2013 and December 31, 2012 and 2011 (unaudited)
(in thousands, except share data)

	June 30, 2013	December 31, 2012	December 31, 2011
Closing market price of common stock	$22.63	$21.01	$16.98
Common stock shares
Basic common shares	117,521.650	116,938.373	112,599.355
Diluted common shares
Unvested restricted common shares	124.691	119.442	107.888
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	266.842	284.173	114.575
Long term incentive plan performance awards (treasury method, closing price)	—	213.006	—
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	129,364.676	129,006.487	124,273.311

Equity market capitalization	$2,927,523	$2,710,426	$2,110,161

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,517,553	$1,595,110	$1,328,174
Cash and equivalents	(36,165)	(27,858)	(103,524)
Net debt (1)	$1,481,388	$1,567,252	$1,224,650

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,517,553	$1,595,110	$1,328,174
Equity market capitalization	2,927,523	2,710,426	2,110,161
Total market capitalization	$4,445,076	$4,305,536	$3,438,335

Net debt to total market capitalization at applicable market price	33.3%	36.4%	35.6%

Gross real estate investments (2)	$3,365,149	$3,482,806	$3,131,599

Net debt to gross real estate investments	44.0%	45.0%	39.1%

(1) Includes $2.8 million and $39.4 million of secured mortgage debt related to assets held for sale as of December 31, 2012 and 2011, respectively.
(2) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands, except per share amounts)

	Three months ended			Percent Change	Six months ended			Percent Change
	June 30, 2013		June 30, 2012		June 30, 2013	June 30, 2012
REVENUE:
Minimum rent	$63,244		$58,239		$126,057	$114,610
Expense recoveries	20,301		17,435		39,683	34,131
Percentage rent	644		787		2,713	2,736
Management and leasing services	484		500		898	1,304
Total revenue	84,673		76,961	10.0%	169,351	152,781		10.8%
COSTS AND EXPENSES:
Property operating	23,408		20,523		46,234	41,054
Depreciation and amortization	23,806		22,072		46,591	42,788
General and administrative	9,679		10,456		18,576	21,838
Total costs and expenses	56,893		53,051	7.2%	111,401	105,680		5.4%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	27,780		23,910		57,950	47,101
OTHER INCOME AND EXPENSE:
Investment income	2,209		1,583		4,413	3,029
Equity in income (loss) of unconsolidated joint ventures	615		(152)		1,050	(340)
Other income	162		7		162	52
Interest expense	(16,909)		(17,554)		(34,354)	(34,634)
Amortization of deferred financing fees	(603)		(612)		(1,209)	(1,200)
Gain on extinguishment of debt	107		445		107	352
Impairment loss	(2,662)		—		(2,662)	—
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,699		7,627		25,457	14,360
Income tax (expense) benefit of taxable REIT subsidiaries	(53)		66		(103)	156
INCOME FROM CONTINUING OPERATIONS	10,646		7,693	38.4%	25,354	14,516		74.7%
DISCONTINUED OPERATIONS:
Operations of income producing properties	729		2,822		2,161	5,401
Gain (loss) on disposal of income producing properties	25,663		(2)		36,859	14,267
Impairment loss on income producing properties	(128)		(5,441)		(128)	(7,373)
Income tax expense of taxable REIT subsidiaries	(733)		(51)		(778)	(95)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	25,531		(2,672)		38,114	12,200
NET INCOME	36,177		5,021	620.5%	63,468	26,716		137.6%
Net income attributable to noncontrolling interests - continuing operations	(2,481)		(2,747)		(5,173)	(5,453)
Net income attributable to noncontrolling interests - discontinued operations	(58)		(6)		(64)	(13)
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$33,638		$2,268	1,383.2%	$58,231	$21,250		174.0%
EARNINGS (LOSS) PER COMMON SHARE - BASIC:
Continuing operations	$0.07		$0.04		$0.17	$0.08
Discontinued operations	0.22		(0.02)		0.32	0.11
	$0.28	*	$0.02	1,300.0%	$0.49	$0.18	*	172.2%
EARNINGS (LOSS) PER COMMON SHARE - DILUTED:
Continuing operations	$0.07		$0.04		$0.17	$0.08
Discontinued operations	0.21		(0.02)		0.32	0.11
	$0.28		$0.02	1,300.0%	$0.49	$0.18	*	172.2%
Weighted average shares outstanding:
Basic	117,385		112,715		117,209	112,682
Diluted	117,749		113,210		117,535	112,940
* Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended						Six months ended
	June 30, 2013			June 30, 2012			June 30, 2013			June 30, 2012
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$63,244	$1,195	$64,439	$58,239	$4,573	$62,812	$126,057	$4,040	$130,097	$114,610	$10,271	$124,881
Expense recoveries	20,301	323	20,624	17,435	1,189	18,624	39,683	1,243	40,926	34,131	2,483	36,614
Percentage rent	644	—	644	787	4	791	2,713	5	2,718	2,736	259	2,995
Management and leasing services	484	—	484	500	—	500	898	—	898	1,304	—	1,304
Total revenue	84,673	1,518	86,191	76,961	5,766	82,727	169,351	5,288	174,639	152,781	13,013	165,794

COSTS AND EXPENSES:
Property operating	23,408	615	24,023	20,523	1,523	22,046	46,234	1,812	48,046	41,054	3,674	44,728
Depreciation and amortization	23,806	176	23,982	22,072	1,162	23,234	46,591	630	47,221	42,788	2,423	45,211
General and administrative	9,679	—	9,679	10,456	—	10,456	18,576	—	18,576	21,838	13	21,851
Total costs and expenses	56,893	791	57,684	53,051	2,685	55,736	111,401	2,442	113,843	105,680	6,110	111,790

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	27,780	727	28,507	23,910	3,081	26,991	57,950	2,846	60,796	47,101	6,903	54,004

OTHER INCOME AND EXPENSE:
Investment income	2,209	1	2,210	1,583	1	1,584	4,413	3	4,416	3,029	1	3,030
Equity in income (loss) of unconsolidated joint ventures	615	—	615	(152)	—	(152)	1,050	—	1,050	(340)	—	(340)
Other income	162	1	163	7	42	49	162	1	163	52	138	190
Interest expense	(16,909)	—	(16,909)	(17,554)	(289)	(17,843)	(34,354)	(7)	(34,361)	(34,634)	(905)	(35,539)
Amortization of deferred financing fees	(603)	—	(603)	(612)	(4)	(616)	(1,209)	—	(1,209)	(1,200)	(11)	(1,211)
Gain on sale of real estate	—	25,663	25,663	—	(2)	(2)	—	36,859	36,859	—	14,267	14,267
Loss on extinguishment of debt	107	—	107	445	(9)	436	107	(682)	(575)	352	(725)	(373)
Impairment loss	(2,662)	(128)	(2,790)	—	(5,441)	(5,441)	(2,662)	(128)	(2,790)	—	(7,373)	(7,373)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,699	26,264	36,963	7,627	(2,621)	5,006	25,457	38,892	64,349	14,360	12,295	26,655
Income tax (expense) benefit of taxable REIT subsidiaries	(53)	(733)	(786)	66	(51)	15	(103)	(778)	(881)	156	(95)	61
INCOME FROM CONTINUING OPERATIONS	10,646	25,531	36,177	7,693	(2,672)	5,021	25,354	38,114	63,468	14,516	12,200	26,716

DISCONTINUED OPERATIONS:
Operations of income producing properties	729	(729)	—	2,822	(2,822)	—	2,161	(2,161)	—	5,401	(5,401)	—
Gain (loss) on disposal of income producing properties	25,663	(25,663)	—	(2)	2	—	36,859	(36,859)	—	14,267	(14,267)	—
Impairment loss on income producing properties	(128)	128	—	(5,441)	5,441	—	(128)	128	—	(7,373)	7,373	—
Income tax benefit of taxable REIT subsidiaries	(733)	733	—	(51)	51	—	(778)	778	—	(95)	95	—
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	25,531	(25,531)	—	(2,672)	2,672	—	38,114	(38,114)	—	12,200	(12,200)	—

NET INCOME	36,177	—	36,177	5,021	—	5,021	63,468	—	63,468	26,716	—	26,716

Net income attributable to noncontrolling interests - continuing operations	(2,481)	—	(2,481)	(2,747)	—	(2,747)	(5,173)	—	(5,173)	(5,453)	—	(5,453)
Net loss attributable to noncontrolling interests - discontinued operations	(58)	—	(58)	(6)	—	(6)	(64)	—	(64)	(13)	—	(13)

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$33,638	$—	$33,638	$2,268	$—	$2,268	$58,231	$—	$58,231	$21,250	$—	$21,250

EQUITY ONE, INC.
NET OPERATING INCOME
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Percent Change	Six months ended		Percent Change
	June 30, 2013	June 30, 2012		June 30, 2013	June 30, 2012
Total net operating income (1)
Total rental revenue	$85,707	$82,227	4.2%	$173,741	$164,490	5.6%
Property operating expenses	24,023	22,046	9.0%	48,046	44,728	7.4%
Net operating income	$61,684	$60,181	2.5%	$125,695	$119,762	5.0%

NOI margin (NOI / Total rental revenue)	72.0%	73.2%		72.3%	72.8%

Same-property cash NOI (2) (3)
Total rental revenue	$66,902	$65,063	2.8%	$128,338	$124,958	2.7%
Property operating expenses (4)	20,780	20,315	2.3%	39,251	38,510	1.9%
Net operating income	$46,122	$44,748	3.1%	$89,087	$86,448	3.1%

Growth in same-property NOI	3.1%			3.1%

Number of properties included in analysis (3)	122			119

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income ("NOI"). NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below market rents, lease termination fees, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, unconsolidated joint venture properties and any properties purchased or sold during the periods being compared.
(4) Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA) (unaudited)
For the three and six months ended June 30, 2013 and 2012
(in thousands)

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net income attributable to Equity One, Inc.	$33,638	$2,268	$58,231	$21,250
Depreciation and amortization	23,982	23,234	47,221	45,211
Interest expense	16,909	17,843	34,361	35,539
Amortization of deferred financing fees	603	616	1,209	1,211
(Gain) loss on extinguishment of debt	(107)	(436)	575	373
Acquisition/disposition costs (1)	960	712	1,264	1,979
Impairment loss	2,790	5,441	2,790	7,373
Gain on sale of depreciable real estate	(24,430)	—	(35,626)	(13,086)
Income tax (benefit) expense of taxable REIT subsidiaries	786	(15)	881	(61)
Adjusted EBITDA	$55,131	$49,663	$110,906	$99,789

Interest expense	$16,909	$17,843	$34,361	$35,539

Adjusted EBITDA to interest expense	3.3	2.8	3.2	2.8

Fixed charges
Interest expense	$16,909	$17,843	$34,361	$35,539
Scheduled principal amortization (2)	1,968	2,103	3,974	4,323
Total fixed charges	$18,877	$19,946	$38,335	$39,862

Adjusted EBITDA to fixed charges	2.9	2.5	2.9	2.5

Net debt to Adjusted EBITDA (3)	6.7	6.9	6.7	6.9

Amounts reported above include discontinued operations.
(1) Amounts include external costs associated with acquired and disposed properties, acquisition/disposition related expenses and severance costs, during the period.
(2) Excludes balloon payments upon maturity.
(3) Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
	(In thousands)		(In thousands)
Net income attributable to Equity One, Inc.	$33,638	$2,268	$58,231	$21,250
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	23,768	23,022	46,756	44,780
Earnings allocated to noncontrolling interest (2)	2,499	2,499	4,998	4,998
Pro rata share of real estate depreciation from unconsolidated joint ventures	1,076	1,086	2,161	2,243
Impairments of depreciable real estate, net of tax (1)	215	5,441	215	7,373
Gain on disposal of depreciable assets, net of tax (1)	(24,430)	—	(35,626)	(13,086)
Funds From Operations	36,766	34,316	76,735	67,558
Transaction costs associated with acquisition and disposition activity, net of tax	960	711	1,264	2,170
Impairment of land held for development	2,520	—	2,520	—
(Gain) loss on debt extinguishment, net of tax	(107)	(436)	575	373
Gain on outparcel sales, net of noncontrolling interests	(461)	—	(461)	—
Gain on land sales (1)	—	—	—	(1,183)
Recurring Funds From Operations	$39,678	$34,591	$80,633	$68,918

(1) Includes amounts classified as discontinued operations.
(2) Represents earnings allocated to unissued shares held by Liberty International Holdings, Ltd. ("LIH"), which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Earnings per diluted share attributable to Equity One, Inc.	$0.28	$0.02	$0.49	$0.18
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.18	0.18	0.36	0.36
Earnings allocated to noncontrolling interest (1)	0.02	0.02	0.04	0.04
Net adjustment for rounding and earnings attributable to unvested shares (2)	(0.02)	0.01	(0.03)	(0.01)
Pro rata share of real estate depreciation from unconsolidated joint ventures	0.01	0.01	0.02	0.02
Impairments of depreciable real estate, net of tax	—	0.04	—	0.06
Gain on disposal of depreciable assets, net of tax	(0.19)	—	(0.28)	(0.11)
Funds From Operations per Diluted Share	$0.28	$0.28	$0.60	$0.54
Weighted Average Diluted Shares - Funds from Operations (3)	129,107	124,567	128,893	124,298

Funds From Operations per Diluted Share	$0.28	$0.28	$0.60	$0.54
Transaction costs associated with acquisition and disposition activity, net of tax	0.01	0.01	0.01	0.02
Impairment of land held for development	0.02	—	0.02	—
(Gain) loss on debt extinguishment, net of tax	—	(0.01)	—	—
Gain on land sales	—	—	—	(0.01)
Recurring Funds From Operations per Diluted Share	$0.31	$0.28	$0.63	$0.55
Weighted Average Diluted Shares - Recurring Funds from Operations (3)	129,107	124,567	128,893	124,298

(1) Represents earnings allocated to unissued shares held by LIH, which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for the rounding of the individual calculations and to compensate for earnings allocated to unvested shares and shares issuable to LIH.
(3) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share for all the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into our common stock, and also as a result of employee stock options. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three and six months ended June 30, 2013 and 2012 (unaudited)
(in thousands)

	Three months ended		Six months ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Certain non-cash items:
Amortization of deferred financing fees	$603	$616	$1,209	$1,211
Accretion of below market lease intangibles, net	2,924	3,558	5,842	6,506
Share-based compensation expense	1,565	1,640	3,165	3,620
Straight line rent	240	972	961	1,996
Capitalized interest	815	1,352	1,646	2,495
Amortization of premium on notes payable, net	737	808	1,331	1,592

Capital expenditures:
Tenant improvements and allowances	$4,273	$5,064	$6,411	$6,064
Leasing commissions and costs	2,502	1,686	4,339	2,988
Developments	5,367	20,754	5,901	40,512
Redevelopments and expansions	4,590	1,837	6,570	2,210
Maintenance capital expenditures	1,080	1,014	1,328	2,319
Total capital expenditures	$17,812	$30,355	$24,549	$54,093

	June 30, 2013	December 31, 2012
Other assets:
Lease intangible assets, net	$126,309	$130,638
Leasing commissions, net	36,929	36,090
Prepaid expenses and other receivables	29,856	24,376
Straight-line rent receivable, net	21,533	20,625
Deferred financing costs, net	9,574	10,777
Deposits and mortgage escrow	9,218	5,198
Furniture and fixtures, net	3,308	2,519
Fair value of interest rate swaps	2,003	—
Deferred tax asset	2,178	2,968
Total other assets	$240,908	$233,191

Accounts payable and other liabilities:
Lease intangible liabilities, net	$159,428	$185,477
Prepaid rent	6,826	10,817
Accounts payable and other	51,032	64,058
Total accounts payable and other liabilities	$217,286	$260,352

Cash and Maximum Available Under Lines of Credit as of 6/30/13:
Cash and Cash Equivalents	$25,657
Available under Lines of Credit	471,000
Total Available Funds	$496,657

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of June 30, 2013 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Publix	32	NA	1,352,133	8.0%	$10,154,728	4.2%	$7.51	6.4
Supervalu	6	B3/B+	398,625	2.4%	8,995,251	3.7%	22.57	3.1
L.A. Fitness	7	NA	320,897	1.9%	5,874,153	2.4%	18.31	9.6
Great Atlantic & Pacific Tea Co.	2	NA	88,018	0.5%	5,489,260	2.3%	62.37	13.7
Bed Bath & Beyond	12	NA/BBB+	365,657	2.2%	4,728,653	2.0%	12.93	3.3
The TJX Companies	12	A3/A	348,879	2.1%	4,432,079	1.8%	12.70	2.6
Office Depot	9	B2/B-	227,821	1.3%	3,633,615	1.5%	15.95	3.3
CVS Pharmacy	13	Baa2/BBB+	153,211	0.9%	3,514,154	1.5%	22.94	8.4
The Gap, Inc.	7	Baa3/BBB-	119,729	0.7%	3,390,605	1.4%	28.32	7.0
Costco	1	A1/A+	148,295	0.9%	3,057,583	1.3%	20.62	1.2
Winn Dixie	8	NA	352,628	2.1%	2,692,884	1.1%	7.64	4.6
Staples	7	Baa2/BBB	144,726	0.9%	2,668,306	1.1%	18.44	3.4
Sports Authority	3	B3/B-	78,146	0.5%	2,656,570	1.1%	33.99	5.4
The Container Store	2	B3/B-	49,661	0.3%	2,174,212	0.9%	43.78	9.2
Best Buy	4	Baa2/BB	142,831	0.8%	2,104,708	0.9%	14.74	2.9
Goodwill	14	NA	181,512	1.1%	2,089,695	0.9%	11.51	7.0
Trader Joe's	5	NA	55,962	0.3%	2,059,545	0.9%	36.80	8.6
Kroger	6	Baa2/BBB	283,689	1.7%	2,022,653	0.8%	7.13	3.0
Nordstrom	2	Baa1/A-	75,418	0.4%	1,958,780	0.8%	25.97	8.2
KMart	5	NA	439,558	2.6%	1,939,705	0.8%	4.41	2.0
Target	1	A2/A+	160,346	0.9%	1,924,152	0.8%	12.00	5.1
WalMart	2	Aa2/AA	175,984	1.0%	1,892,468	0.8%	10.75	5.1
Ross Stores	6	NA/A-	185,241	1.1%	1,860,173	0.8%	10.04	5.1
Dollar Tree	19	NA	216,410	1.3%	1,853,078	0.8%	8.56	2.2
Whole Foods	2	NA/BBB-	85,907	0.5%	1,746,911	0.7%	20.33	11.5

Total top twenty-five tenants	187		6,151,284	36.4%	$84,913,921	35.3%	$13.80	5.8
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of June 30, 2013. Source: Moody’s/S&P.
(2) In years, excluding tenant renewal options.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three and six months ended June 30, 2013 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Leases	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread (2)	Same Space TIs PSF (3)
Three Months ended June 30, 2013:
New Leases (1)	34	100,819	17	28,994	$23.97	$24.68	2.9%	$13.24
Renewals & Options	86	385,428	82	354,935	$13.92	$15.85	13.9%	$1.32
Total New, Renewals & Options (4)	120	486,247	99	383,929	$14.68	$16.52	12.5%	$2.22

Six Months ended June 30, 2013:
New Leases (1)	63	228,495	40	124,001	$15.76	$18.10	14.9%	$17.80
Renewals & Options	131	591,172	127	560,679	$14.61	$16.13	10.4%	$1.29
Total New, Renewals & Options (4)	194	819,667	167	684,680	$14.82	$16.49	11.3%	$4.28

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Rent spreads for the six months ended June 30, 2013 exclude leases signed in previous quarters for properties that were subsequently sold.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of June 30, 2013 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	—	—	—%	$—	111	250,667	4.7%	$19.54	111	250,667	1.7%	$19.54
2013	16	363,618	3.8%	9.89	181	399,363	7.5%	21.28	197	762,981	5.1%	15.85
2014	44	1,280,510	13.2%	8.29	359	802,522	15.0%	21.66	403	2,083,032	13.9%	13.44
2015	39	1,102,544	11.4%	7.80	317	755,966	14.1%	23.31	356	1,858,510	12.4%	14.11
2016	43	1,585,023	16.4%	12.77	265	628,584	11.8%	24.34	308	2,213,607	14.7%	16.06
2017	38	1,071,070	11.1%	13.66	237	535,329	10.0%	27.50	275	1,606,399	10.7%	18.28
2018	20	646,251	6.7%	11.57	106	308,495	5.8%	26.55	126	954,746	6.4%	16.41
2019	10	504,795	5.2%	6.44	29	89,604	1.7%	26.46	39	594,399	4.0%	9.46
2020	19	580,872	6.0%	13.26	35	106,328	2.0%	30.01	54	687,200	4.6%	15.85
2021	11	232,979	2.4%	15.50	27	72,998	1.4%	45.30	38	305,977	2.0%	22.61
2022	16	498,827	5.2%	14.13	41	134,519	2.5%	38.87	57	633,346	4.2%	19.38
Thereafter	48	1,571,340	16.3%	18.09	56	197,315	3.7%	38.28	104	1,768,655	11.8%	20.34
Sub-total / Avg.	304	9,437,829	97.7%	12.21	1,764	4,281,690	80.2%	25.29	2,068	13,719,519	91.5%	16.29
Vacant	11	223,782	2.3%	NA	525	1,056,562	19.8%	NA	536	1,280,344	8.5%	NA
Total / Avg.	315	9,661,611	100.0%	NA	2,289	5,338,252	100.0%	NA	2,604	14,999,863	100.0%	NA
Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of June 30, 2013 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Miami Dade/Broward/Palm Beach	33	4,238,070	$59,962,582	28.4%
Naples/Port St. Lucie/Stuart	4	358,817	4,152,553	2.0%
South Florida Region	37	4,596,887	64,115,135	30.4%
California	9	2,032,269	45,786,397	21.7%
Arizona	1	202,196	1,595,597	0.8%
West Coast Region	10	2,234,465	47,381,994	22.5%
Atlanta, Georgia	10	969,727	14,297,564	6.8%
Louisiana	12	1,328,239	10,796,086	5.1%
North Carolina	6	704,653	4,764,730	2.3%
Central/South Georgia	4	624,662	3,591,410	1.7%
Other	2	193,698	1,250,345	0.6%
Southeast Region	34	3,820,979	34,700,135	16.5%
Connecticut	7	866,850	15,787,479	7.5%
Massachusetts	7	600,879	11,174,131	5.3%
New York	5	239,329	11,095,212	5.3%
Northeast Region	19	1,707,058	38,056,822	18.1%
Jacksonville/North Florida	7	880,189	9,025,712	4.3%
Tampa/St. Petersburg/Venice/Cape Coral	8	757,572	7,058,800	3.4%
Orlando/Central Florida	5	486,007	4,569,876	2.1%
North Palm Coast	5	516,706	5,657,475	2.7%
North Florida Region	25	2,640,474	26,311,863	12.5%

Total	125	14,999,863	$210,565,949	100.0%

Note: The above excludes properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTH FLORIDA REGION (25)
Orlando / Central Florida (5)
Alafaya Commons	Orlando	1987	126,333	77.9%	20	10	54,230	Publix	11/30/2013		$13.80
Alafaya Village	Orlando	1986	38,118	79.9%	12	4					$23.03
Park Promenade	Orlando	1987 / 2000	128,848	71.5%	13	10				Beauty Depot / Dollar General	$7.87
Town & Country	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.06
Unigold Shopping Center	Winter Park	1987	117,527	88.6%	19	6	52,500	Winn-Dixie	4/30/2017	You Fit	$11.69
Jacksonville / North Florida (7)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.3%	8	3				Big Lots / Goodwill / Beall’s Outlet	$9.00
Forest Village	Tallahassee	2000	71,526	78.7%	9	7	37,866	Publix	4/30/2020		$10.33
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	6	45,500	Winn-Dixie	5/31/2015	Citi Trends	$6.90
Mandarin Landing	Jacksonville	1976	139,580	88.6%	21	8	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.57
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	3/11/2015	Planet Fitness	$8.30
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	88.2%	20	8	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.65
South Beach	Jacksonville Beach	1990 / 1991	303,456	86.7%	32	17				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.26
Tampa / St. Petersburg / Venice / Cape Coral (8)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$7.64
Glengary Shoppes	Sarasota	1995	92,844	100.0%	5	—				Best Buy / Barnes & Noble	$17.60
Mariners Crossing	Spring Hill	1989 / 1999	97,812	86.9%	16	2	48,315	Sweet Bay	8/15/2020		$10.63
Regency Crossing (2)	Port Richey	1986 / 2001	85,864	77.5%	12	13	44,270	Publix	2/28/2021		$9.63
Shoppes of North Port	North Port	1991	84,705	83.0%	12	9				You Fit Health Club / Goodwill	$8.62
Sunlake	Tampa	2008	94,397	92.8%	20	5	45,600	Publix	12/31/2028		$18.17
Sunpoint Shopping Center	Ruskin	1984	132,374	80.5%	16	9				Goodwill / Big Lots / Chapter 13 Trustee / The Crossing Church	$6.39
Walden Woods	Plant City	1985 /1998 / 2003	72,950	87.3%	10	5				Dollar Tree / Aaron Rents / Dollar General	$7.63

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
North Palm Coast (5)
New Smyrna Beach	New Smyrna Beach	1987	118,451	82.8%	28	5	42,112	Publix	9/23/2017		$11.99
Old King Commons	Palm Coast	1988	84,759	95.6%	13	2				Staples / Beall's Outlet / Planet Fitness	$7.96
Ryanwood	Vero Beach	1987	114,925	83.9%	21	11	39,795	Publix	3/23/2017	Beall’s Outlet / Books-A-Million	$11.14
South Point Center	Vero Beach	2003	64,790	94.1%	12	3	44,840	Publix	11/30/2023		$15.69
Treasure Coast	Vero Beach	1983	133,781	98.9%	22	1	59,450	Publix	7/31/2026	TJ Maxx	$13.66
TOTAL SHOPPING CENTERS NORTH FLORIDA REGION (25)			2,640,474	86.4%	387	160	691,556				$11.53

SOUTH FLORIDA REGION (37)
Miami-Dade / Broward / Palm Beach (33)
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed Bath & Beyond / DSW	$24.22
Bird Ludlum	Miami	1988 / 1998	192,274	95.9%	43	5	44,400	Winn-Dixie	12/31/2017	CVS Pharmacy / Goodwill	$18.92
Bluffs Square	Jupiter	1986	123,917	76.0%	20	11	39,795	Publix	10/22/2016	Walgreens	$12.98
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.68
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	93.4%	14	3				Office Depot / Walgreens	$26.17
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.0%	36	10	39,795	Publix	12/4/2015	Stein Mart	$14.19
Crossroads Square	Pembroke Pines	1973	81,587	86.0%	15	8				CVS Pharmacy / Goodwill / Party City	$17.91
CVS Plaza (2) (3)	Miami	2004	18,214	100.0%	6	—					$23.55
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	93.4%	30	5	50,032	Publix	12/5/2014	Beall’s Outlet	$14.00
Hammocks Town Center	Miami	1987 / 1993	168,834	96.7%	33	4	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$14.86
Jonathan’s Landing	Jupiter	1997	26,820	75.4%	9	3					$16.28
Lago Mar	Miami	1995	82,613	89.5%	15	5	42,323	Publix	9/13/2015		$14.68
Lantana Village	Lantana	1976 / 1999	181,780	96.6%	22	3	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.52
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	15	3				Regal Cinemas / Deal$	$12.45
Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	92.6%	22	8	44,400	Publix	11/30/2020	Stein Mart / Homegoods / CVS Pharmacy / Bassett Furniture / Duffy’s	$14.76
Oaktree Plaza	North Palm Beach	1985	23,745	78.5%	13	7					$16.41
Pine Island	Davie	1999	254,907	91.4%	36	10	39,943	Publix	11/30/2018	Burlington Coat Factory/Staples	$13.30

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Point Royale	Miami	1970 / 2000	181,375	92.8%	22	5	45,350	Winn-Dixie	2/15/2015	Best Buy / Pasteur Medical	$12.00
Prosperity Centre	Palm Beach Gardens	1993	122,014	100.0%	10	—				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$17.88
Ridge Plaza	Davie	1984 / 1999	155,204	95.3%	21	6				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.89
Riverside Square	Coral Springs	1987	103,241	80.1%	19	13	39,795	Publix	2/18/2017		$10.56
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	83.0%	17	7	36,464	Publix	12/15/2014	Walgreens / Dollar Tree	$10.95
Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.4%	59	4	65,537	Publix	10/9/2016	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$16.00
Shoppes of Andros Isles	West Palm Beach	2000	79,420	79.7%	9	9	51,420	Publix	2/29/2020		$11.56
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	87.1%	28	9	47,814	Publix	6/14/2015	Goodwill	$16.02
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,168	95.3%	44	5	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$18.52
Tamarac Town Square	Tamarac	1987	124,585	87.6%	29	10	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$11.72
Waterstone	Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$11.68
West Bird	Miami	1977 / 2000	99,864	90.5%	23	5	37,949	Publix	8/31/2020	CVS Pharmacy	$19.12
West Lakes Plaza	Miami	1984 / 2000	100,747	94.2%	25	2	46,216	Winn-Dixie	5/22/2016	Navarro Pharmacy	$14.20
Westport Plaza	Davie	2002	49,533	84.1%	6	2	27,887	Publix	11/30/2022		$17.96
Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/2016	Walgreens	$15.55
Naples / Port St. Lucie / Stuart (4)
Cashmere Corners	Port St. Lucie	2001	89,234	93.7%	13	3	59,448	Albertsons	4/30/2025		$9.09
Pavilion	Naples	1982/2001	167,745	83.5%	30	10				Pavilion 6 / L.A. Fitness / Anthony's	$16.81
Salerno Village	Stuart	1987	82,477	86.3%	11	9	45,802	Winn-Dixie	3/23/2024	CVS Pharmacy	$10.79
Shops at St. Lucie	Port St. Lucie	2006	19,361	65.2%	7	3					$21.29
TOTAL SHOPPING CENTERS SOUTH FLORIDA REGION (37)			4,596,887	92.0%	735	188	1,041,546				$15.16

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
SOUTHEAST REGION (34)

GEORGIA (14)
Atlanta (10)
BridgeMill	Canton	2000	89,102	90.6%	24	5	37,888	Publix	1/31/2020		$16.17
Buckhead Station	Atlanta	1996	233,739	100.0%	15	—				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.51
Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	25	1	37,366	Publix	5/31/2024		$18.46
Hairston Center	Decatur	2000	13,000	92.3%	7	1					$11.85
Hampton Oaks	Fairburn	2009	20,842	29.2%	3	8					$11.66
Market Place	Norcross	1976	73,686	98.5%	20	3				Galaxy Cinema	$11.48
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.6%	28	1	55,520	Kroger	2/28/2015	Cost Plus Store / Binders Art Supplies	$18.27
Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	84.4%	17	7				Micro Center	$9.48
Wesley Chapel	Decatur	1989	164,153	84.3%	17	11				Everest Institute* / Little Giant / Deal$ / Planet Fitness	$8.23
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	86.3%	21	5					$16.85
Central / South Georgia (4)
Daniel Village	Augusta	1956 / 1997	171,932	65.7%	26	14	45,971	Bi-Lo	3/25/2022		$9.50
McAlpin Square	Savannah	1979	173,952	90.1%	20	4	43,600	Kroger	8/31/2015	Big Lots / Post Office / Habitat for Humanity	$7.78
Spalding Village	Griffin	1989	235,318	57.7%	12	16	59,431	Kroger	5/31/2014	Fred’s Store / Goodwill	$7.45
Walton Plaza	Augusta	1990	43,460	92.4%	5	3				Gold’s Gym	$7.14

TOTAL SHOPPING CENTERS GEORGIA (14)			1,594,389	84.2%	240	79	279,776				$13.32

LOUISIANA (12)
Ambassador Row	Lafayette	1980 / 1991	194,678	98.4%	24	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$10.48
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	88.5%	19	4				Bed Bath & Beyond / Marshalls / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$9.97
Bluebonnet Village	Baton Rouge	1983	101,585	99.8%	23	3	33,387	Matherne’s	11/30/2015	Office Depot	$11.70
Boulevard	Lafayette	1976 / 1994	68,012	96.3%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.11

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
Country Club Plaza	Slidell	1982 / 1994	64,686	86.8%	8	2	33,387	Winn-Dixie	1/31/2018		$6.78
Crossing	Slidell	1988 / 1993	113,989	94.1%	11	4	58,432	Save A Center	9/28/2039	A-1 Home Appliance / Piccadilly	$5.35
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$9.14
Plaza Acadienne	Eunice	1980	59,419	100.0%	7	—	28,092	Super 1 Store	6/30/2015	Fred’s Store	$4.38
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	81.3%	7	2				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.41
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.55
Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$6.09
Village at Northshore	Slidell	1988	144,638	96.5%	13	2				Marshalls / Dollar Tree / JoAnn Fabrics / Bed Bath & Beyond / Baskins	$6.82

TOTAL SHOPPING CENTERS LOUISIANA (12)			1,328,239	95.5%	163	21	153,298				$8.51

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Dragon City	$7.38

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	—					$7.38

NORTH CAROLINA (6)
Brawley Commons	Charlotte	1997 / 1998	119,189	61.9%	19	19	42,142	Lowe’s Foods*	5/13/2017		$11.72
Centre Pointe Plaza	Smithfield	1989	159,383	99.2%	23	1				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.33
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.1%	12	4	53,538	Kroger	12/31/2014	Upchurch Drugs / Riverview Galleries	$8.17
Stanley Market Place	Stanley	2007	53,228	96.7%	6	1	34,928	Food Lion	5/15/2027	Family Dollar	$9.78
Thomasville Commons	Thomasville	1991	148,754	88.3%	8	6	32,000	Ingles	9/29/2017	Kmart	$5.34
Willowdaile Shopping Center	Durham	1986	95,601	88.5%	16	6				Hall of Fitness / Ollie’s Bargain Outlet	$8.45

TOTAL SHOPPING CENTERS NORTH CAROLINA (6)			704,653	87.9%	84	37	162,608				$7.70

VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	9/25/2015	Walmart	$6.09

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.09

TOTAL SHOPPING CENTERS SOUTHEAST REGION (34)			3,820,979	89.6%	508	138	627,682				$10.14

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
NORTHEAST REGION (19)
CONNECTICUT (7)
Brookside Plaza	Enfield	1985 / 2006	214,030	93.9%	24	2	59,648	Wakefern Food	8/31/2015	Bed Bath & Beyond / Walgreens / Staples /PetSmart	$12.98
Compo Acres	Westport	1960 / 2011	42,779	93.2%	15	1	11,731	Trader Joe’s	2/28/2022		$45.71
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl’s / Rite Aid	$13.57
Darinor Plaza (1)	Norwalk	1978	151,198	100.0%	13	—				Kohl's / Old Navy / Party City	$16.45
Danbury Green	Danbury	1985 / 2006	98,095	100.0%	10	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW	$22.73
Post Road Plaza	Darien	1978	20,005	100.0%	4	—	8,487	Trader Joe's	8/13/2017		$38.55
Southbury Green	Southbury	1979 / 2002	156,215	98.5%	23	1	60,113	ShopRite	7/31/2022	Staples	$21.86

TOTAL SHOPPING CENTERS CONNECTICUT (7)			866,850	97.9%	98	4	210,844				$18.60

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2016		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	1/1/2016		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2016		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$22.89
Webster Plaza	Webster	1963 / 1998	199,425	98.2%	13	1	56,766	Shaw’s	2/28/2023	K Mart	$8.16
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	95.7%	10	3	54,928	Shaw’s	1/2/2016		$26.11

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	98.9%	29	4	434,532				$18.81

NEW YORK (5)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$105.29
90-30 Metropolitan	Queens	2007	59,815	93.9%	4	1	10,890	Trader Joe's	1/31/2023	Staples / Michael’s	$31.00
101 7th Avenue	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62
1225-1239 Second Avenue (1)	Manhattan	1964/1987	18,474	100.0%	6	—				CVS Pharmacy	$96.91
Clocktower Plaza (1)	Queens	1985/1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$44.33

TOTAL SHOPPING CENTERS NEW YORK (5)			239,329	98.5%	20	1	98,908				$47.07

TOTAL SHOPPING CENTERS NORTHEAST REGION (19)			1,707,058	98.3%	147	9	744,284				$22.68

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
WEST COAST REGION (10)
ARIZONA (1)
Canyon Trails	Goodyear	2008	202,196	63.0%	17	15				Office Max / PetSmart / Ross / Cost Plus / Dollar Tree	$12.53

TOTAL SHOPPING CENTERS ARIZONA (1)			202,196	63.0%	17	15					$12.53

CALIFORNIA (9)
Circle Center West	Long Beach	1989	64,364	97.8%	15	2				Marshalls	$19.46
Culver Center	Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2015	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$27.37
Marketplace Shopping Center	Davis	1990	111,156	100.0%	23	—	35,018	Safeway	7/31/2014	Petco / CVS Pharmacy	$21.92
Plaza Escuela	Walnut Creek	2002	152,452	98.0%	23	4				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$43.28
Potrero	San Francisco	1968 / 1997	226,699	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$28.83
Ralph's Circle Center	Long Beach	1983	59,837	100.0%	12	—	35,022	Ralph’s	11/30/2025		$16.83
Serramonte	Daly City	1968	799,764	98.5%	97	5				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / Crunch Gym	$18.27
Von’s Circle Center	Long Beach	1972	148,353	97.3%	23	2	45,253	Von’s	7/31/2022	Rite Aid / Ross	$16.81
Willows	Concord	1977	252,998	90.1%	24	10				Lazy Dog / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$24.30

TOTAL SHOPPING CENTERS CALIFORNIA (9)			2,032,269	97.4%	274	26	211,437				$23.12

TOTAL SHOPPING CENTERS WEST COAST REGION (10)			2,234,465	94.3%	291	41	211,437				$22.48

TOTAL CORE SHOPPING CENTER PORTFOLIO (125)			14,999,863	91.5%	2,068	536	3,316,505				$15.35

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF
OTHER PROPERTIES (7) (1)
200 Potrero	San Francisco	1928	30,500	55.1%	1	1				Golden Bear Sportswear
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	1	—				Park ’N Go
Banco Popular Office Building	Miami, FL	1971	32,737	82.5%	14	5
Bowlmor Lanes	Westwood Towers	1960 / 2001	27,000	100.0%	1	—				Bowlmor
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200		—	1
Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	70.1%	41	13
Westwood Towers	Westwood Towers	1968 / 1997	211,020	100.0%	2	—				Commission of Montgomery County

TOTAL OTHER PROPERTIES (7) (1)			567,569	92.1%	60	20	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (132)			15,567,432	91.5%	2,128	556	3,316,505

DEVELOPMENTS, REDEVELOPMENTS & LAND (18) (1)
Developments (2)	See Schedule on Page 29.
Redevelopments (9)	See Schedule on Page 29.
Land Held for Development (7) (4)

TOTAL CONSOLIDATED - 150 Properties
Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Not included in the quarter to date June 30, 2013 same property pool.
(2) Property is classified as held for sale.
(3) Property was sold in 2013 subsequent to June 30, 2013.
(4) The total carrying value of land held for development as of June 30, 2013 is $31.5 million.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the six months ended June 30, 2013 (unaudited)
(in thousands, except for square footage)

2013 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price	Mortgage Assumed
June 5, 2013	Westwood Towers	Bethesda	MD	211,020	$25,000	$—
May 7, 2013	Bowlmor Lanes	Bethesda	MD	27,000	12,000	—
Total Purchased					$37,000	$—

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the six months ended June 30, 2013 (unaudited)
(in thousands, except for square footage)

2013 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain (loss) on Sale
Income producing properties sold
June 27, 2013	Providence Square	Charlotte	NC	85,930	$2,000	$194
June 18, 2013	Medical & Merchants	Jacksonville	FL	156,153	12,000	—	(1)
June 18, 2013	Meadows	Miami	FL	75,524	15,242	7,652
June 18, 2013	Plaza Alegre	Miami	FL	88,411	20,633	11,989
June 7, 2013	Chestnut Square	Brevard	NC	34,260	6,000	507
May 1, 2013	Madison Centre	Madison	AL	64,837	7,350	2,184
April 4, 2013	Lutz Lake Crossing	Lutz	FL	64,985	10,550	1,897
April 4, 2013	Seven Hills	Spring Hill	FL	72,590	7,750	728
March 29, 2013	Middle Beach Shopping Center	Panama City Beach	FL	69,277	2,350	(311)
March 22, 2013	Douglas Commons	Douglasville	GA	97,027	12,000	2,088
March 22, 2013	North Village Center	North Myrtle Beach	SC	60,356	2,365	(230)
March 22, 2013	Windy Hill Shopping Center	North Myrtle Beach	SC	68,465	2,635	(277)
February 13, 2013	Macland Pointe	Marietta	GA	79,699	9,150	669
January 23, 2013	Shoppes of Eastwood	Orlando	FL	69,037	11,600	4,438
January 15, 2013	Butler Creek	Acworth	GA	95,597	10,650	1,136
January 15, 2013	Fairview Oaks	Ellenwood	GA	77,052	9,300	963
January 15, 2013	Grassland Crossing	Alpharetta	GA	90,906	9,700	(517)
January 15, 2013	Mableton Crossing	Mableton	GA	86,819	11,500	2,789	(2)
January 15, 2013	Hamilton Ridge	Buford	GA	90,996	11,800	(239)
January 15, 2013	Shops at Westridge	McDonough	GA	66,297	7,550	687
					$182,125	$36,347

Outparcels sold
June 21, 2013	Canyon Trails - Jack in the Box	Goodyear	AZ	4,000	$1,980	$152
May 23, 2013	Canyon Trails - Chase Pad	Goodyear	AZ	4,200	3,850	360
					$5,830	$512
					$187,955	$36,859

(1) Provided financing to the buyer through a loan receivable of $8.5 million and the related gain on disposal of $1.0 million was deferred at June 30, 2013.
(2) $2.8 million of mortgage debt secured by this property was repaid at closing.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2013 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)		Incurred as of 6/30/13		Balance to Complete (Gross Cost)
Active Developments
The Gallery at Westbury	Westbury, NY	313,685	313,685	Container Store / Nordstrom Rack / Trader Joe's / Saks Off Fifth / Banana Republic Outlet/ Bloomingdales Outlet / Sports Authority Elite / Old Navy / Ulta	2013	$149,600	$128,600	(8)	$137,191		$12,409
Broadway Plaza	Bronx, NY	115,000	115,000	TBD	2014	52,766	52,766		13,563		39,203
Subtotal		428,685	428,685			202,366	181,366		150,754		51,612
Active Redevelopments
Boca Village	Boca Raton, FL	42,077	92,267	CVS Pharmacy	2Q14	7,505	7,255		6,498		1,007
Boynton Plaza	Boynton Beach, FL	53,785	107,479	Publix	4Q14	8,109	7,608		194		7,915
Kirkman Shoppes	Orlando, FL	41,000	99,625	L.A. Fitness	3Q15	6,590	6,590		58		6,532
Lake Mary Centre	Lake Mary, FL	56,468	340,434	Ross / Fresh Market	3Q14	4,001	4,001		244		3,757
Serramonte Shopping Center (6)	Daly City, CA	83,218	882,982	Dick's Sporting Goods	2Q14	19,270	19,150		5,339		13,931
Summerlin (7)	Ft. Myers, FL	15,000	195,000	Large National Retailer	4Q13	2,227	2,127		1,250		977
Subtotal		291,548	1,717,787			47,702	46,731		13,583		34,119
Total Active Developments and Redevelopments		720,233	2,146,472			250,068	228,097		164,337		85,731
Redevelopments Pending Stabilization
Atlantic Village (9)	Atlantic Beach, FL	39,795	100,559	L.A. Fitness	2Q13	$4,609	$4,609		$4,623		$—
Paulding Commons (9)	Hiram, GA	73,901	209,676	Academy Sports	3Q12	1,729	1,729		1,671		—
Pine Ridge (9)	Coral Springs, FL	41,886	117,744	Marshalls / Ulta	4Q12	4,605	4,605		4,812		—
Westbury Plaza (9)	Westbury, NY	15,000	398,602	Costco / Marshalls / Sports Authority / Walmart	4Q11	2,096	2,096		2,120		—
Subtotal		170,582	826,581			13,039	13,039		13,226		—
Total Development and Redevelopment Activity		890,815	2,973,053			$263,107	$241,136		$177,563	(10)	$85,731

(1) Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and for redevelopments, includes portions of center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, which is normally one year from rent commencement. (This period may be in excess of one year to the extent that the anchors commence rent but receive rent concessions or other forms of reduced rent for a limited period following rent commencement.)
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) This property is included in the same property pool as of June 30, 2013.
(7) This property is classified as held for sale as of June 30, 2013. Three outparcels will be retained and redeveloped.
(8) Estimated net cost includes estimate of tax refunds for eligible costs incurred as part of our participation in New York State's Brownfield Cleanup Program.
(9) Project is complete. See Note (3) above.
(10) Includes an aggregate of $6.3 million in costs incurred but not yet funded as of June 30, 2013.

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2013 and December 31, 2012 and 2011 (unaudited)
(in thousands)

	June 30, 2013	December 31, 2012	December 31, 2011
Fixed rate debt	$1,142,553	$1,173,110	$1,190,174
Variable rate debt - swapped to fixed rate	250,000	250,000	—
Variable rate debt - unhedged	125,000	172,000	138,000
Total debt	$1,517,553	$1,595,110	$1,328,174

% Fixed rate debt	75.3%	73.5%	89.6%
% Variable rate debt - swapped to fixed rate	16.5%	15.7%	—%
% Variable rate debt - unhedged	8.2%	10.8%	10.4%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$411,417	$441,974	$499,038
Unsecured debt	1,106,136	1,153,136	829,136
Total debt	$1,517,553	$1,595,110	$1,328,174

% Secured mortgage debt	27.1%	27.7%	37.6%
% Unsecured debt	72.9%	72.3%	62.4%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$4,445,076	$4,305,536	$3,438,335

% Secured mortgage debt	9.3%	10.3%	14.5%
% Unsecured debt	24.9%	26.8%	24.1%
Total debt : Total market capitalization	34.2%	37.1%	38.6%

Weighted-average interest rate on secured mortgage debt (1)	6.04%	6.09%	6.14%
Weighted-average interest rate on unsecured senior notes (1)	5.02%	5.02%	6.06%
Interest rate on term loans (1)	3.17%	3.37%	N/A
Weighted-average interest rate on total debt (1) (2)	4.99%	5.06%	6.09%
Weighted-average interest rate on revolving credit facilities	1.38%	1.77%	1.85%

Weighted-average maturity on secured mortgage debt	5.0 years	5.2 years	5.8 years
Weighted-average maturity on unsecured senior notes	5.8 years	6.3 years	4.1 years
Maturity on term loan	5.6 years	6.1 years	N/A
Weighted-average maturity on total debt (2)	5.5 years	5.9 years	4.8 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted-average interest rate on total debt excludes amounts drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of June 30, 2013 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2013	$3,614	$6,485	$—	$—	$—	$1,072	$11,171	6.3%		0.7%
2014	7,488	6,509	—	—	—	2,095	16,092	5.7%		1.1%
2015	7,371	54,462	125,000	107,505	—	1,176	295,514	3.7%	(1)	19.4%
2016	7,032	120,876	—	105,230	—	871	234,009	6.0%		15.4%
2017	6,350	64,000	—	218,401	—	514	289,265	6.0%		19.0%
2018	6,547	54,754	—	—	—	149	61,450	6.3%		4.0%
2019	5,372	17,142	—	—	250,000	29	272,543	3.4%		17.9%
2020	5,506	—	—	—	—	(29)	5,477	0.0%		0.4%
2021	5,513	3,761	—	—	—	(71)	9,203	7.9%		0.6%
Thereafter	24,621	4,014	—	300,000	—	(44)	328,591	3.8%		21.5%
Total	$79,414	$332,003	$125,000	$731,136	$250,000	$5,762	$1,523,315	4.9%	(2)	100.0%

(1) Excluding the revolving credit facility, the weighted average interest rate would be 5.4% for 2015.
(2) Excludes the revolving credit facility.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2013 and December 31, 2012
(in thousands)

Debt Instrument	Maturity Date	Rate		June 30, 2013	December 31, 2012	Percent of Overall Debt Maturing
Mortgage Debt
Buckhead Station	09/01/2013	6.880%		$—	$24,166	—%
Brawley Commons (5)	07/01/2013	6.250%		6,485	6,534	0.4%
South Point	07/10/2014	5.720%		6,797	6,924	0.4%
Southbury Green	01/05/2015	5.200%		21,000	21,000	1.4%
Marketplace Shopping Center	02/19/2015	6.250%		16,050	16,164	1.0%
Darinor Plaza	04/01/2015	5.370%		18,491	18,658	1.2%
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.6%
1225-1239 Second Avenue	06/01/2016	6.325%		16,556	16,655	1.1%
Glengary Shoppes	06/11/2016	5.750%		15,944	16,079	1.0%
Magnolia Shoppes	07/11/2016	6.160%		13,683	13,807	0.9%
Willows Shopping Center	10/11/2016	5.900%		54,895	55,245	3.6%
Culver Center	05/06/2017	5.580%		64,000	64,000	4.2%
Sheridan Plaza	10/10/2018	6.250%		61,002	61,488	4.0%
Danville-San Ramon Medical	03/15/2019	6.900%		13,309	13,401	0.9%
1175 Third Avenue	05/01/2019	7.000%		6,885	7,001	0.5%
BridgeMill	05/05/2021	7.940%		7,367	7,528	0.5%
Westport Plaza	08/01/2023	7.490%		3,806	3,890	0.2%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		25,148	25,944	1.7%
Webster Plaza	08/15/2024	8.070%		6,957	7,070	0.5%
Vons Circle Center	10/10/2028	5.200%		10,571	10,793	0.7%
Copps Hill Plaza	01/01/2029	6.060%		17,771	18,109	1.2%
Total mortgage debt excluding mortgage debt associated with properties held for sale (20 loans outstanding)	4.96 years	6.04%	(3)	$411,417	$439,156	27.0%
Unamortized/unaccreted premium/(discount)				7,616	9,064	0.5%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$419,033	$448,220	27.5%
Mortgage Debt Associated with Properties Held for Sale
Mableton Crossing	08/15/2018	6.850%		$—	$2,818	—%
Total mortgage debt on properties held for sale	—	—%	(3)	$—	$2,818	—%
Unamortized/unaccreted premium/(discount)				—	74	—%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$—	$2,892	—%

Total Secured debt (20 loans outstanding)	4.96 years	6.04%	(3)	$411,417	$441,974	27.0%
Unamortized/unaccreted premium/(discount)				7,616	9,138	0.5%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$419,033	$451,112	27.5%

See footnotes on page 32.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2013 and December 31, 2012 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		June 30, 2013	December 31, 2012	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes	10/15/2015	5.375%		107,505	107,505	7.0%
6.00% senior notes	09/15/2016	6.000%		105,230	105,230	6.9%
6.25% senior notes	01/15/2017	6.250%		101,403	101,403	6.7%
6.00% senior notes	09/15/2017	6.000%		116,998	116,998	7.7%
3.75% senior notes	11/15/2022	3.750%		300,000	300,000	19.7%
Total unsecured senior notes payable	5.81 years	5.02%	(3)	$731,136	$731,136	48.0%
Unamortized/unaccreted premium/(discount)				(1,854)	(2,006)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,282	$729,130	47.9%

Term Loan
$250MM - Term Loan (2)	02/13/2019	3.170%	(1)	250,000	250,000	16.4%
Total term loans	5.62 years	3.17%	(3)	$250,000	$250,000	16.4%

Revolving credit facilities
$575MM Line of Credit Unsecured	09/30/2015	1.382%		$125,000	$172,000	8.2%
$15MM Bank Line of Credit Unsecured	11/08/2013	N/A		—	—	—%
Total revolving credit facilities				$125,000	$172,000	8.2%

Total debt	5.52 years(4)	4.99%	(3) (4)	$1,517,553	$1,595,110	99.6%
Unamortized/unaccreted premium/(discount)				5,762	7,132	0.4%
Total debt (including unamortized/unaccreted premium/(discount))				$1,523,315	$1,602,242	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)	Baa2 (Stable)
S&P				BBB-(Positive)	BBB-(Stable)

(1) The effective fixed interest rate in effect on June 30, 2013.
(2) The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.47%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap. The fair value of the swap at June 30, 2013 was an asset of $2.0 million.
(3) Calculated based on weighted average interest rates of outstanding balances at June 30, 2013.
(4) Weighted average maturity in years and weighted average interest rate as of June 30, 2013 excludes $125 million drawn under the revolving credit facility which expires on September 30, 2015.
(5) Mortgage debt matured on July 1, 2013 and remains unpaid. We are in discussions with the lender to resolve this matter, likely by means of a sale of the property to a third party.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
June 30, 2013 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of June 30, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$54,437	$35,206	$17,622
GRI	10.0%	Retail	$254,834	$84,517	$160,391
New York State Common Retirement Fund	30.0%	Retail	$210,152	$93,599	$93,499
Various (1)	50.0-50.5% (3)	Retail/Office	$95,671	$34,626	$59,395

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended June 30, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$1,568	$719	$487	$571	$(230)
GRI	10.0%	Retail	$5,842	$1,864	$1,343	$1,767	$868
New York State Common Retirement Fund	30.0%	Retail	$4,668	$1,528	$1,615	$1,003	$497
Various (1)	50.0-50.5% (3)	Retail/Office	$2,895	$899	$735	$424	$803

			For the six months ended June 30, 2013
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (2)	Net (Loss)/ Income
DRA Advisors	20.0%	Retail/Office	$3,202	$1,398	$984	$1,150	$(368)
GRI	10.0%	Retail	$11,563	$3,553	$2,688	$3,908	$1,414
New York State Common Retirement Fund	30.0%	Retail	$9,311	$3,035	$3,175	$2,000	$1,051
Various (1)	50.0-50.5% (3)	Retail/Office	$5,837	$2,033	$1,516	$878	$1,374

Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2) Interest expense includes amortization of deferred financing fees.
(3) Our effective interest in Talega Village Center JV, LLC and Vernola Marketplace JV, LLC is 48% when considering the 5% noncontrolling interest held by Vestar Development Company.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of June 30, 2013 (unaudited)

								Number of tenant		Supermarket anchor
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	98.0%	35	3	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.06
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.0%	21	2	78,000	Winn-Dixie	09/30/2014	Home Depot / Big Lots / Dollar Tree / You Fit Health Club	$11.64
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	98.7%	35	2	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.55
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	96.5%	16	3	51,420	Publix	05/31/2019		$13.16
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	88.6%	14	6	44,840	Publix	06/30/2025		$13.54
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	84.6%	11	3					$22.20
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	71.7%	14	3					$18.64
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	96.1%	9	1				PetSmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$11.61
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	95.8%	11	3	67,943	Kroger	08/31/2017		$13.17
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	65.2%	21	12				RN Network	$18.32
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	88.8%	14	8	70,358	Penn Dutch Food Center	12/31/2018	You Fit Health Club / Florida Career College	$9.37
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	81.2%	29	11	43,386	Winn-Dixie	11/05/2014	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$10.87
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	83.6%	21	7	46,000	Ralph’s	12/31/2027		$18.25
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	91.1%	31	7				PetCo / Ross / Bed Bath & Beyond / Michaels / Lowe’s	$11.44
Parnassus Heights Medical Center	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.3%	50	2					$29.12
Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	85.2%	23	6	39,795	Publix	10/23/2015	CVS Pharmacy	$17.91
Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.27
Northborough Crossing	NYSCRF	30.0%	Retail	Northborough, MA	2011	583,262	100.0%	24	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / Eastern Mountain Sports / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Babies "R" Us	$13.86
Old Connecticut Path	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/2019		$20.10
TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,345,457		393	79	768,637				$14.13

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of June 30, 2013 and December 31, 2012
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance at June 30, 2013	Balance at December 31, 2012

Mortgage debt
GRI	Floating rate loan (2) (3)	10.0%	07/01/2013	6.35%	$—	$120,000
GRI	Floating rate loans (3)	10.0%	06/28/2018	1-month LIBOR + 1.41%	80,000	—
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	4,593	4,845
DRA Advisors	Fixed rate loan	20.0%	11/11/2014	5.57%	35,449	35,850
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/2036	5.01%	11,485	11,613
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/2041	5.11%	23,141	23,315
New York State Common Retirement Fund	Equity One (Country Walk) LLC	30.0%	11/01/2015	5.22%	12,984	13,090
New York State Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,851	10,043
New York State Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	69,764	70,388

Interest Rate Swap
GRI	Fair value of $120MM floating-to-fixed interest rate swap	10.0%	06/01/2013	4.40%	—	2,107

	Net interest premium (4)				681	715

	Total debt				$247,948	$291,966

	Equity One’s pro-rata share of unconsolidated joint venture debt				$61,059	$65,825

(1)	The rate in effect on June 30, 2013.

(2)	The loan balance bore interest at a floating rate of LIBOR + 1.95%, which was swapped to a fixed rate of 6.35%.

(3)
In June 2013, GRI repaid its $120.0 million floating rate loan that was secured by Airpark Plaza Shopping Center, Concord Shopping Plaza, Presidential Markets, Shoppes of Ibis, Shoppes at Quail Roost and Sparkleberry Square by securing three separate loans totaling $80.0 million secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets bearing interest at a weighted-average rate for the three loans of 1-month LIBOR + 1.41%. The remaining balance, along with associated closing costs, was funded with a capital call from its equity partners. During the six months ended June 30, 2013, Equity One made an investment of $4.1 million in connection with the repayment of the indebtedness by the joint venture.

(4)	Net interest premium is the total for all joint ventures.